THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.1

SECOND AMENDMENT TO

SUPPLY AGREEMENT

This Second Amendment to Supply Agreement (the “Second Amendment”) is made and effective as of the final date of signature by the parties below (the “Amendment Effective Date”) by and between STEMCELL Technologies Canada Inc. (former corporate name being STEMCELL Technologies Inc.), having a place of business at 570 West 7th Avenue, Suite 400, Vancouver, British Columbia, Canada, V5Z 1B3 (“STEMCELL”) and Oxford Immunotec Ltd., having its principal place of business at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire, United Kingdom, OX14 4RZ (“Oxford”).

WHEREAS, STEMCELL and Oxford hereto have previously entered into a Supply Agreement effective January 31, 2008, (the “Original Agreement,” STEMCELL reference: SUP-09-004), and as amended on October 26, 2011 (the “First Amendment”, STEMCELL reference: SUP-08-004-ADD-01).

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the receipt and legal sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.     The following Definitions are hereby deleted in their entirety: First Regulatory Approval, Second Regulatory Approval, Signing Fee, and Termination Fee.

2.     New Sub-section 2.1.1(c) is hereby added in its entirety:
“Oxford Research Use. Subject to Section 2.3, the Right shall permit Oxford and its Affiliates to use the Products in connection with the research and development of potential products and services to be offered by Oxford or its Affiliates within the Field in the Territory.”

3.     Section 2.1.3 (Oxford’s Label) is hereby amended and restated in its entirety as follows:

“Oxford’s Label. Subject to Subsection 6.2.3, Oxford may sell the Product only under its label within the Field in the Territory, directly and through its Affiliates listed in Schedule F, and third party distributors.”

4.     A new Schedule F is hereby added in the form attached hereto as Schedule F and incorporated herein by reference.

5.     A new Section 2.1.4 is hereby added as follows: “2.1.4     Oxford’s Affiliates. The Right granted in Section 2.1.1 shall extend to Oxford’s Affiliates that are listed in Schedule F.”

6.     Sections 2.2.2 (Performance Criteria for Maintenance of the Right in the Infectious Disease Field) and 2.2.3 (Performance Criteria for Maintenance of the Right in the Non-Infectious Disease Field) are hereby deleted in their entirety.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.     Section 3.1 (Fees and Payments in Consideration of the Right) is hereby amended and restated in its entirety as follows:
“Fees and Payments in Consideration of the Right. In consideration of the Right granted herein, and in addition to any payments for Product made pursuant to Subsection 7.2.2, Oxford agrees to make an annual exclusivity payment in the amount of $[***] on each Agreement Anniversary Date during the Term (each an “Exclusivity Payment”). All Exclusivity Payments due under this Agreement shall be made within thirty (30) days of Oxford receiving an invoice from STEMCELL for the appropriate amount.”

8.     The following language is hereby deleted from the ninth line of Section 5.4.1:

“Milestone Payments (Subsection 3.1.2)”

9.     Subsection 5.4.2(b) is hereby deleted in its entirety.

10.     Section 11.1.1 (Term) is hereby amended and restated in its entirety as follows: “Term. Unless earlier terminated as provided in Section 11.2 below, this Agreement shall continue in full force and effect until and including December 31, 2023.”

11.     Section 11.4 (Termination Fee) is hereby deleted in its entirety. For purposes of retaining section numbering, the following statement is inserted in its place: “Section 11.4 [Intentionally Omitted]”.

12.     The following language is hereby added to the end of Section 18.1 (Announcements):

“Notwithstanding the foregoing, STEMCELL acknowledges that Oxford may have a legal obligation to file this Agreement with the US Securities and Exchange Commission and consents to Oxford doing so in the reasonable discretion of its legal counsel and only to the extent necessary to meet its legal obligations.”

13.     Schedule B and Schedule B-2 are hereby collectively amended and restated in their entirety by the Amended and Restated Schedule B attached hereto and incorporated by reference.

14.     Subsection 18.7(a) is hereby amended and restated in its entirety as follows:

(a)     to Oxford at:

Oxford Immunotec Ltd.

94C Innovation Drive

Milton Park, Abingdon, Oxfordshire OX14 4RZ

United Kingdom

Attention: Chief Operations Officer

Facsimile: +44 (0) 1235 442781

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)      to STEMCELL at:

STEMCELL Technologies Canada Inc.

1618 Station Street, Suite 500

Vancouver, British Columbia, Canada

V6A 1B6

Attention: Vice President, Licensing and Business Development

Facsimile: (604) 877 - 0704

15.     All other references to “StemCell” in the Original Agreement, as amended by the First Amendment, shall be replaced with “STEMCELL”.

16.     Except as expressly set forth in this Second Amendment, the terms and conditions of the Original Agreement, as amended by the First Amendment, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment to the Original Agreement (as amended by the First Amendment) through duly authorized representatives.

STEMCELL Technologies Canada Inc.	Oxford Immunotec Ltd.

/s/ Terry Thomas	/s/ P. Edwardson

Printed Name: Terry Thomas	Printed Name: P. Edwardson
Title: Chief Scientific Officer	Title: SVP & Head of Blood Screening
Date: Aug 31, 2017	Date: 1st Sep 2017

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE B

PRICE SCHEDULE

Pricing for the Product

Product code – [***]

	Price per mL ($US)	Price per vial ($US)
[***]	$[***]	$[***]
[***]	$[***]	$[***]

This pricing for the Product is subject to the following conditions:

●	[***]
●	The minimum order size is [***].

STEMCELL reserves the right to adjust this pricing in accordance with Subsection 7.1.2.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Pricing for Units of the Product

Product Code – [***]

Base Price per Unit ($US)
[***]	$[***]
[***]	$[***]**

*Base Prices are controlled by placement of the Firm Order, not the delivery date.

[***]

●	The minimum order size for Units is [***].

STEMCELL reserves the right to adjust the Base Price per Unit in accordance with Subsection 7.1.2.

Unit Discounts:

A Unit Discount means a percentage reduction in the Base Price per Unit from that recited in the table above. A Unit Discount will be applied to all Units shipped in a given calendar year based on the number of Units shipped in the immediately preceding calendar year (each a "Prior Calendar Year"), based on the following chart:

Number of Units shipped in Prior Calendar Year	Unit Discount from Base Price per Unit for Units shipped in current calendar year
[***]Units	[***]%
[***]Units	[***]%
[***]Units	[***]%

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule F

List of Oxford’s Affiliates

Oxford Immunotec, Inc.

Oxford Immunotec KK